UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

Dialpoint Communications Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-144207	20-4799741
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Village Manor Place
Suwanee, Georgia 30024
(Address of principal executive offices)

(904) 239-4973
(Issuer's telephone number)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On May 12, 2008, the Board of Directors (the “Board”) Dialpoint Communications Corporation (the “Company” or “we”) approved an increase in the size of the Board from two to three members and elected Ann DiSilvestre to serve as a director and Senior Executive Vice President.

On May 12, 2008, the Company issued a press release announcing the election of Mrs. DiSilvestre to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report.

99.1   Press Release dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Dialpoint Communications Corporation

                                         By: /s/ Billy Radford

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                                            Billy Radford, President and

                                            Chief Executive Officer

Dated: May 12, 2008